UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22312

ACAP Strategic Fund
(Exact name of registrant as specified in charter)

350 Madison Avenue, 20th Floor
New York, New York 10017
(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC
350 Madison Avenue, 20th Floor
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code:	212-716-6840

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACAP STRATEGIC FUND
350 Madison Avenue, 20th Floor
New York, New York 10017

November 21, 2016

Re:	ACAP Strategic Fund (the “Fund”) — Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long and mutually beneficial relationship.

Very truly yours,

ACAP STRATEGIC FUND

Annual Report of

ACAP Strategic Fund

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Year Ended September 30, 2016

ACAP Strategic Fund

Financial Statements

For the Year Ended September 30, 2016

Contents

Report of Independent Registered Public Accounting Firm	1

Statement of Assets and Liabilities	2

Schedule of Investments	3

Schedule of Purchased Options	8

Schedule of Securities Sold, Not Yet Purchased	10

Schedule of Swap Contracts	15

Schedule of Forward Currency Contracts	22

Statement of Operations	24

Statement of Changes in Net Assets	25

Statement of Cash Flows	26

Notes to Financial Statements	28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP 757 Third Avenue, 9th Floor New York, NY 10017 T 212.599.0100 F 212.370.4520 GrantThornton.com linkd.in/GrantThorntonUS twitter.com/GrantThorntonUS

Board of Trustees and Shareholders
ACAP Strategic Fund

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (a Delaware statutory trust) (the “Fund”) including the schedules of investments, purchased options, securities sold, not yet purchased, swap contracts, and forward currency contracts as of September 30, 2016, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACAP Strategic Fund as of September 30, 2016, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
November 21, 2016

Grant Thornton LLP
U.S. member firm of Grant Thornton International Ltd

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016
Assets
Investments in securities, at fair value (cost $1,728,055,180)	$2,147,834,693
Purchased options, at fair value (cost $16,249,760)	14,495,337
Due from brokers (including British Pounds Sterling of $725,004, with a cost of $780,789,
Australian Dollars of $1,915, with a cost of $1,840, Hong Kong Dollars of $2,787,907, with
a cost of $2,787,907, and Japanese Yen of $3,321,919, with a cost of $3,312,488)	238,880,079
Cash and cash equivalents (including British Pounds Sterling of $46,078, with a cost of $53,640,
Euros of $1,912,822, with a cost of $1,855,779, Chinese Renminbi of $377,699, with a cost of
$388,294, and Hong Kong Dollars of $1,376,472, with a cost of $1,376,185)	59,991,839
Receivable for investment securities sold	159,893,589
Cash received from variation margin on swap instruments	73,600,000
Net unrealized appreciation on total return swaps	63,298,906
Dividends receivable (net of foreign withholding tax of $194,546)	1,853,675
Forward currency contracts at fair value, net	1,216,564
Interest receivable	577,030
Other assets	57,556
Total assets	2,761,699,268

Liabilities
Securities sold, not yet purchased, at fair value (proceeds $707,632,204)	690,836,701
Due to brokers (Swedish Krona of $84,400, with a cost of $83,702)	84,400
Due to custodian (Japanese Yen of $20,191,396, with a cost of $20,191,396)	20,191,396
Payable for investment securities purchased	116,162,305
Variation margin received from swap instruments	73,600,000
Withdrawals payable	66,551,927
Accrued incentive fees	33,009,694
Management fees payable	2,242,676
Stock loan fee payable	1,225,376
Dividends payable on securities sold, not yet purchased	1,081,520
Distribution and shareholders servicing fees payable	1,023,344
Administration fees payable	282,783
Professional fees payable	213,034
Accrued expenses	270,986
Total liabilities	1,006,776,142
Net Assets	$1,754,923,126

Commitments and Contingencies
Net assets
Represented by:
Shares of beneficial interest - $0.001 par value; unlimited shares authorized; 116,930,806
Class A shares and 15,181,835 Class W shares issued and outstanding	$1,327,706,811
Accumulated net investment gain/(loss)	(45,385,859)
Accumulated net realized gain/(loss) of investment transactions, foreign currency transactions
and total return swaps	(26,701,289)
Net unrealized gain/(loss) of investments, foreign currency and total return swaps	499,303,463
Net Assets	$1,754,923,126
Class A Net asset value per share	$13.67
Class W Net asset value per share	$10.29

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS

		September 30, 2016
Shares		Fair Value
	Investments in Securities—122.39%
	Common Stocks—114.83%
	China—11.59%
	E-Commerce / Products—3.59%
449,100	Alibaba Group Holding Ltd ADR * (a)	$47,510,289
1,053,050	Vipshop Holdings Ltd ADR * (a)	15,448,244
		62,958,533
	Internet Application Software—2.78%
1,778,100	Tencent Holdings Ltd	48,831,581
	Internet Content–Entertainment—4.86%
354,200	NetEase Inc ADR	85,284,276
	Web Portals / ISP—0.36%
34,700	Baidu Inc ADR * (a)	6,317,829
	Total China (cost $151,202,562)	$203,392,219
	France—0.52%
	Entertainment Software—0.52%
242,929	UBISOFT Entertainment *	9,172,921
	Total France (cost $5,481,484)	$9,172,921
	Hong Kong—1.84%
	Alternative Waste Technology—1.84%
27,130,000	China Everbright International Ltd	32,251,189
	Total Hong Kong (cost $16,734,766)	$32,251,189
	Israel—0.36%
	Electronic Components–Semiconductors—0.36%
413,566	Tower Semiconductor Ltd *	6,277,933
	Total Israel (cost $6,214,533)	$6,277,933
	Japan—12.65%
	Audio / Video Products—3.15%
1,699,200	Sony Corp	55,255,672
	Chemicals–Diversified—1.06%
818,200	Hitachi Chemical Co Ltd	18,631,997
	Chemicals–Specialty—1.04%
264,900	Shin-Etsu Chemical Co Ltd	18,316,593
	Cosmetics & Toiletries—1.13%
756,700	Shiseido Co Ltd	19,910,405
	E-Commerce / Products—0.65%
883,200	Rakuten Inc	11,434,111
	Electric Products–Miscellaneous—1.39%
444,900	Mabuchi Motor Co Ltd	24,339,564
	Electronic Components–Miscellaneous—0.75%
554,800	Alps Electric Co Ltd	13,148,867
	Entertainment Software—1.08%
551,176	Square Enix Holdings Co Ltd	18,886,888

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2016
Shares		Fair Value
	Common Stocks (continued)
	Japan (continued)
	Finance–Other Services—1.59%
1,804,238	Japan Exchange Group Inc	$27,883,597
	Metal Products–Distribution—0.81%
763,773	MISUMI Group Inc	14,209,730
	Total Japan (cost $172,351,012)	$222,017,424
	United States—87.87%
	Aerospace / Defense—0.21%
17,510	Northrop Grumman Corp	3,746,265
	Apparel Manufacturers—1.18%
238,560	Carter’s Inc (a)	20,685,538
	Applications Software—4.97%
1,517,740	Microsoft Corp	87,421,824
	Auction House / Art Dealer—0.87%
352,260	KAR Auction Services Inc	15,203,542
	Commercial Services–Finance—4.62%
202,100	FleetCor Technologies Inc *	35,110,833
353,540	Global Payments Inc	27,137,730
70,600	PayPal Holdings Inc *	2,892,482
282,040	Vantiv Inc, Class A *	15,870,391
		81,011,436
	Commercial Services—1.82%
283,600	Cintas Corp	31,933,360
	Computer Aided Design—0.55%
205,360	Aspen Technology Inc * (a)	9,608,794
	Computer Software—1.62%
883,020	SS&C Technologies Holdings Inc	28,389,093
	Computers—2.97%
461,000	Apple Inc	52,116,050
	Data Processing / Management—1.93%
438,990	Fidelity National Information Services Inc	33,815,400
	E-Commerce / Products—3.49%
73,200	Amazon.com Inc * (a)	61,291,092
	Electronic Components–Semiconductors—3.74%
453,900	Microchip Technology Inc	28,205,346
689,180	Xilinx Inc (a)	37,450,041
		65,655,387
	Electronic Design Automation—6.69%
1,989,233	Cadence Design Systems Inc *	50,785,118
1,122,620	Synopsys Inc * (a)	66,627,497
		117,412,615

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2016
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Entertainment Software—5.55%
1,042,780	Activision Blizzard Inc (a)	$46,195,154
598,820	Electronic Arts Inc *	51,139,228
		97,334,382
	Finance–Credit Card—5.82%
514,860	MasterCard Inc, Class A (a)	52,397,302
602,100	Visa Inc, Class A (a)	49,793,670
		102,190,972
	Finance–Other Services—6.01%
429,150	CME Group Inc	44,854,758
224,820	Intercontinental Exchange Inc	60,557,515
		105,412,273
	Internet Content–Entertainment—3.02%
413,010	Facebook Inc, Class A *	52,976,793
	Medical–Biomedical / Genetics—4.20%
133,940	Alexion Pharmaceuticals Inc * (a)	16,413,008
548,700	Celgene Corp *	57,355,611
		73,768,619
	Medical–Generic Drugs—1.52%
115,470	Allergan PLC *	26,593,896
	Medical–Outpatient / Home Medical—1.35%
733,174	Premier Inc, Class A * (a)	23,710,847
	Medical–Wholesale Drug Distribution—0.72%
155,410	AmerisourceBergen Corp (a)	12,554,020
	REITS–Diversified—3.42%
530,320	American Tower Corp (a)	60,101,166
	Resorts / Theme Parks—1.36%
443,605	Six Flags Entertainment Corp	23,781,664
	Retail–Automobile—0.32%
105,890	Copart Inc *	5,671,468
	Retail–Building Products—0.91%
221,500	Lowe’s Cos Inc	15,994,515
	Retail–Discount—7.46%
284,070	Costco Wholesale Corp (a)	43,323,516
207,890	Dollar General Corp	14,550,221
924,930	Dollar Tree Inc * (a)	73,004,725
		130,878,462
	Retail–Drug Store—1.98%
430,290	Walgreens Boots Alliance Inc (a)	34,689,980
	Retail–Perfume & Cosmetics—0.94%
69,200	Ulta Salon Cosmetics & Fragrance Inc *	16,468,216

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2016
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Semiconductor Components–Integrated Circuits—1.30%
354,150	Analog Devices Inc (a)	$22,824,968
	Semiconductor Equipment—4.64%
999,200	Applied Materials Inc	30,125,880
309,083	Lam Research Corp (a)	29,273,251
1,030,670	Teradyne Inc (a)	22,241,854
		81,640,985
	Travel Services—0.31%
193,090	Sabre Corp	5,441,276
	Web Hosting / Design—2.38%
116,010	Equinix Inc	41,792,603
	Total United States (cost $1,243,478,598)	$1,542,117,501
	Total Common Stock (cost $1,595,462,955)	$2,015,229,187
	Short-Term Securities—7.40%
	United States—7.40%
129,885,506	Dreyfus Treasury & Agency Cash Management, Institutional
	Shares, 0.21% (a) (b)	129,885,506
	Total United States (cost $129,885,506)	$129,885,506
	Total Short-Term Securities (cost $129,885,506)	$129,885,506

Par
	Convertible Bond—0.16%
	United States—0.16%
	E-Commerce / Services—0.16%
2,125,000	Priceline Group Inc, 0.35% Debenture due 06/15/2020	2,720,000
	Total United States (cost $2,706,719)	$2,720,000
	Total Convertible Bond (cost $2,706,719)	$2,720,000
	Total Investments in Securities (cost $1,728,055,180) †	$2,147,834,693
	Other Liabilities in Excess of Assets—(22.39%) **	$(392,911,567)
	Net Assets—100.00%	$1,754,923,126

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

(b)	The rate shown is the current yield as of September 30, 2016. $113,086,333 is pledged in a collateral account by the Custodian for derivatives related trading.

*	Non-income producing security.

**	Includes $54,678,207 invested in a BNY Mellon Money Market Account, which is 3.12% of net assets.

ADR	American Depositary Receipt

†	Aggregate cost for federal income tax purposes is $1,754,917,081. The aggregate gross unrealized gain/(loss) for federal income tax purposes for all portfolio investments is as follows:

Excess of value of cost	$433,241,116
Excess of cost of value	(25,828,167)
$407,412,949

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (concluded)

September 30, 2016
Percentage of
Investments in Securities – By Industry	Net Assets (%)
Aerospace / Defense	0.21
Alternative Waste Technology	1.84
Apparel Manufacturers	1.18
Applications Software	4.97
Auction House / Art Dealer	0.87
Audio / Video Products	3.15
Chemicals – Diversified	1.06
Chemicals – Specialty	1.04
Commercial Services – Finance	4.62
Commercial Services	1.82
Computer Aided Design	0.55
Computer Software	1.62
Computers	2.97
Cosmetics & Toiletries	1.13
Data Processing / Management	1.93
E-Commerce / Products	7.73
E-Commerce / Services	0.16
Electric Products – Miscellaneous	1.39
Electronic Components – Miscellaneous	0.75
Electronic Components – Semiconductors	4.10
Electronic Design Automation	6.69
Entertainment Software	7.15
Finance – Credit Card	5.82
Finance – Other Services	7.60
Internet Application Software	2.78
Internet Content – Entertainment	7.88
Medical – Biomedical / Genetics	4.20
Medical – Generic Drugs	1.52
Medical – Outpatient / Home Medical	1.35
Medical – Wholesale Drug Distribution	0.72
Metal Products – Distribution	0.81
REITS – Diversified	3.42
Resorts / Theme Parks	1.36
Retail – Automobile	0.32
Retail – Building Products	0.91
Retail – Discount	7.46
Retail – Drug Store	1.98
Retail – Perfume & Cosmetics	0.94
Semiconductor Components – Integrated Circuits	1.30
Semiconductor Equipment	4.64
Short–Term Securities	7.40
Travel Services	0.31
Web Hosting / Design	2.38
Web Portals / ISP	0.36
Total Investments in Securities	122.39%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS

		September 30, 2016
Contracts		Fair Value
	Purchased Options—0.83%
	Call Options—0.77%
	China—0.08%
	E-Commerce / Products—0.08%
5,985	JD.com Inc, 12/16/2016, $25.00	$1,382,535
	Total China (cost $794,955)	$1,382,535
	United States—0.69%
	Automotive–Cars / Light Trucks—0.02%
14,308	Ford Motor Co, 01/20/2017, $12.75	429,240
	Currency—0.01%
65,673,155	USD / CNH, 06/30/2017, $7.50	239,814
	Diversified Manufacturing Operations—0.02%
4,300	General Electric Co, 01/20/2017, $30.00	331,100
	E-Commerce / Services—0.15%
210	Priceline Group Inc, 01/20/2017, $1,460.00	1,839,600
4,238	Zillow Group Inc, 11/18/2016, $35.00	805,220
		2,644,820
	Electronic Components–Semiconductors—0.18%
10,479	Intel Corp, 11/18/2016, $35.00	3,196,095
	Internet Content–Entertainment—0.19%
3,319	Netflix Inc, 03/17/2017, $100.00	3,269,215
	Oil Companies–Integrated—0.05%
8,777	Exxon Mobil Corp, 10/21/2016, $97.50	26,331
4,933	Exxon Mobil Corp, 01/20/2017, $90.00	907,672
		934,003
	Sector Fund–Utility—0.07%
10,751	Utilities Select Sector SPDR ETF, 12/16/2016, $53.00	204,269
7,066	Utilities Select Sector SPDR ETF, 01/20/2017, $50.00	812,590
		1,016,859
	Total United States (cost $14,239,657)	$12,061,146
	Total Call Options (cost $15,034,612)	$13,443,681
	Put Options—0.06%
	United States—0.06%
	Motorcycle / Motor Scooter—0.06%
4,533	Harley-Davidson Inc, 10/21/2016, $52.50	1,051,656
	Total United States (cost $1,215,148)	$1,051,656
	Total Put Options (cost $1,215,148)	$1,051,656
	Total Purchased Options (cost $16,249,760)	$14,495,337

CNH	Chinese Renminbi Yuan

ETF	Exchange Traded Fund

SPDR	Standard & Poor’s Depositary Receipts

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (concluded)

September 30, 2016
Percentage of
Purchased Options – By Industry	Net Assets (%)
Automotive – Cars /Light Trucks	0.02
Currency	0.01
Diversified Manufacturing Operations	0.02
E-Commerce / Products	0.08
E-Commerce / Services	0.15
Electronic Components – Semiconductors	0.18
Internet Content – Entertainment	0.19
Motorcycle / Motor Scooter	0.06
Oil Companies – Integrated	0.05
Sector Fund – Utility	0.07
Total Purchased Options	0.83%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

		September 30, 2016
Shares		Fair Value
	Securities Sold, Not Yet Purchased—39.37%
	Common Stock—37.40%
	China—0.95%
	Computers—0.30%
7,974,000	Lenovo Group Ltd	$5,284,505
	E-Commerce / Products—0.53%
353,300	JD.com Inc ADR	9,217,597
	Metal Processors & Fabrication—0.12%
4,484,000	China Zhongwang Holdings Ltd	2,162,232
	Total China (proceeds $21,551,728)	$16,664,334
	Hong Kong—2.72%
	Casino Hotels—0.65%
704,000	Melco Crown Entertainment Ltd ADR	11,341,440
	Distribution / Wholesale—0.31%
10,476,000	Li & Fung Ltd	5,362,299
	Finance–Other Services—1.06%
714,902	Hong Kong Exchanges and Clearing Ltd	18,785,194
	Gas–Distribution—0.70%
6,483,400	Hong Kong & China Gas Co Ltd	12,237,956
	Total Hong Kong (proceeds $47,110,727)	$47,726,889
	India—0.63%
	Computer Services—0.63%
701,200	Infosys Ltd ADR	11,064,936
	Total India (proceeds $11,567,267)	$11,064,936

	Ireland—0.85%
	Computer Services—0.85%
122,300	Accenture PLC	14,941,391
	Total Ireland (proceeds $13,859,672)	$14,941,391
	Japan—6.38%
	Automobile–Cars / Light Trucks—1.13%
171,200	Toyota Motor Corp ADR	19,869,472
	Chemicals–Diversified—0.42%
501,500	Kutaray Co Ltd	7,383,958
	Diversified Manufacturing Operations—0.79%
4,187,000	Toshiba Corp	13,851,232
	Electric–Integrated—0.77%
1,494,721	Kansai Electric Power Co Inc	13,508,800
	Gas–Distribution—0.86%
3,424,561	Tokyo Gas Co Ltd	15,136,854
	Office Automation & Equipment—0.82%
497,500	Canon Inc	14,362,724

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2016
Shares		Fair Value
	Common Stocks (continued)
	Japan (continued)
	Photo Equipment & Supplies—1.02%
488,800	FUJIFILM Holdings Corp	$17,946,560
	Retail–Apparel / Shoes—0.57%
31,100	Fast Retailing Co Ltd	9,916,743
	Total Japan (proceeds $113,649,115)	$111,976,343
	Macau—0.41%
	Casino Hotels—0.41%
1,645,700	Sands China Ltd	7,140,042
	Total Macau (proceeds $6,461,161)	$7,140,042
	Netherlands—1.60%
	Semiconductor Equipment—1.60%
255,600	ASML Holding NV	28,008,648
	Total Netherlands (proceeds $26,103,381)	$28,008,648
	Switzerland—0.50%
	Computers–Peripheral Equipment—0.50%
388,496	Logitech International SA	8,725,620
	Total Switzerland (proceeds $5,913,906)	$8,725,620
	Taiwan—0.38%
	Electronic Components–Miscellaneous—0.19%
896,100	AU Optronics Corp ADR	3,270,765
	Semiconductor Components–Integrated Circuits—0.19%
1,830,500	United Microelectronics Corp ADR	3,386,425
	Total Taiwan (proceeds $7,910,847)	$6,657,190
	United States—22.98%
	Appliances—0.81%
88,096	Whirlpool Corp	14,285,647
	Automobile–Cars / Light Trucks—0.49%
706,840	Ford Motor Co	8,531,559
	Beverages–Non-alcoholic—0.93%
386,310	Coca-Cola Co	16,348,639
	Casino Hotels—1.22%
370,800	Las Vegas Sands Corp	21,335,832
	Commercial Services–Finance—0.56%
468,800	Western Union Co	9,760,416
	Computers–Integrated Systems—0.65%
366,590	Teradata Corp	11,364,290
	Computers–Memory Devices—1.08%
304,300	Seagate Technology PLC	11,730,765
123,110	Western Digital Corp	7,198,242
		18,929,007

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2016
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Cosmetics & Toiletries—1.04%
203,400	Proctor & Gamble Co	$18,255,150
	Crusie Lines—0.34%
123,700	Carnival Corp	6,039,034
	Diversified Manufacturing Operations—1.01%
595,800	General Electric Co	17,647,596
	E-Commerce Services—2.34%
175,100	Netflix Inc	17,256,105
10,350	Priceline Group Inc	15,229,922
246,070	Zillow Group Inc	8,526,326
		41,012,353
	Electric–Integrated—2.94%
249,200	Dominion Resources Inc	18,508,084
211,940	Duke Energy Corp	16,963,678
315,600	Southern Co	16,190,280
		51,662,042
	Electronic Components–Semiconductors—0.95%
439,900	Intel Corp	16,606,225
	Industrial Automation / Robotics—0.34%
48,200	Rockwell Automation Inc	5,896,788
	Motorcycle / Motor Scooter—0.33%
111,630	Harley-Davidson Inc	5,870,622
	Oil Companies–Integrated—1.36%
274,450	Exxon Mobil Corp	23,953,996
	REITS–Apartments—0.83%
174,410	Camden Property Trust	14,605,093
	REITS–Diversified—0.79%
136,800	Vornado Realty Trust	13,845,528
	REITS–Office Property—0.62%
79,500	Boston Properties Inc	10,835,055
	Rental Auto / Equipment—0.55%
282,400	Avis Budget Group Inc	9,660,904
	Retail–Apparel / Shoes—0.23%
729,370	Ascena Retail Group Inc	4,077,178
	Retail–Arts & Crafts—0.38%
273,740	Michaels Cos Inc	6,616,296
	Retail–Automobile—0.56%
185,500	CarMax Inc	9,896,425
	Retail–Bedding—0.72%
295,070	Bed Bath & Beyond Inc	12,720,468
	Retail–Discount—1.01%
259,040	Target Corp	17,790,867

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2016
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail - Regional Department Store – 0.90%
129,620	Dillard’s Inc, Class A	8,167,356
175,300	Kohl’s Corp	7,669,375
		15,836,731

	Total United States (proceeds $418,822,718)	$403,383,741
	Total Common Stock (proceeds $672,950,522)	$656,289,134

	Exchange Traded Funds – 1.97%
	United States – 1.97%
	Sector Fund - Technology – 0.42%
106,200	VanEck Vectors Semiconductor ETF	7,377,714
	Sector Fund - Utility – 1.55%
554,600	Utilities Select Sector SPDR ETF	27,169,853
	Total United States (proceeds $34,681,682)	$34,547,567
	Total Exchange Traded Funds (proceeds $34,681,682)	$34,547,567
	Total Securities Sold, Not Yet Purchased (proceeds $707,632,204)	$690,836,701

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

September 30, 2016
Securities Sold,	Percentage of
Not Yet Purchased – By Industry	Net Assets (%)
Automobile – Cars / Light Trucks	1.62
Appliances	0.81
Beverages – Non-alcoholic	0.93
Casino Hotels	2.28
Chemicals – Diversified	0.42
Commercial Services – Finance	0.56
Computer Services	1.48
Computers	0.30
Computers – Integrated Systems	0.65
Computers – Memory Devices	1.08
Computers – Peripheral Equipment	0.50
Cosmetics & Toiletries	1.04
Cruise Lines	0.34
Distribution / Wholesale	0.31
Diversified Manufacturing Operations	1.80
E-Commerce / Products	0.53
E-Commerce / Services	2.34
Electric – Integrated	3.71
Electronic Components – Miscellaneous	0.19
Electronic Components – Semiconductors	0.95
Finance – Other Services	1.06
Gas – Distribution	1.56
Industrial Automation / Robotics	0.34
Metal Processors & Fabrication	0.12
Motorcycle / Motor Scooter	0.33
Office Automation & Equipment	0.82
Oil Companies – Integrated	1.36
Photo Equipment & Supplies	1.02
REITS – Apartments	0.83
REITS – Diversified	0.79
REITS – Office Property	0.62
Rental Auto / Equipment	0.55
Retail – Apparel / Shoes	0.80
Retail – Arts & Crafts	0.38
Retail – Automobile	0.56
Retail – Bedding	0.72
Retail – Discount	1.01
Retail – Regional Department Store	0.90
Semiconductor Components – Integrated Circuits	0.19
Semiconductor Equipment	1.60
Sector Fund – Technology	0.42
Sector Fund – Utility	1.55
Total Securities Sold, Not Yet Purchased	39.37%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS

			September 30, 2016
Notional	Maturity		Unrealized
Amount	Date		Gain/(Loss)
	Swap Contracts - 3.61%
	Total Return Swap Contracts - 3.61%
	Australia - (0.04%)
	Commercial Banks Non-U.S. - (0.21%)
$(16,840,953)	12/13/2019	Australia & New Zealand Banking Group Ltd.	$(3,050,666)
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Australia & New Zealand Banking Group Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.
(14,969,504)	12/13/2019	Westpac Banking Corp	(668,695)
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Westpac Banking Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.
			(3,719,361)
	Food - Retail - 0.17%
(26,213,465)	12/23/2019	Wesfarmers Ltd	(2,887,510)
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Wesfarmers Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.
(33,692,971)	12/23/2019	Woolworths Ltd	5,847,943
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Woolworths Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.
			2,960,433
	Total Australia		$(758,928)

	Denmark - (0.02%)
	Commercial Services - Finance - (0.02%)
5,496,443	2/25/2019	Net A/S (a)	(380,318)
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Net A/S in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.65%*.
	Total Denmark		$(380,318)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2016
Notional	Maturity		Unrealized
Amount	Date		Gain/(Loss)
	Total Return Swap Contracts (continued)
	Japan - 0.15%
	Building Products - Doors & Windows - (0.09%)
$(11,658,616)	3/4/2019	Asahi Glass Co Ltd	$(1,504,081)
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Asahi Glass Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.
	Computer Services - (0.02%)
(14,291,592)	3/4/2019	NTT Data Corp	(279,811)
		Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of NTT Data Corp in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.40%*.
	Electric - Integrated - 0.14%
(15,142,012)	3/4/2019	Tokyo Electric Power Co Inc	2,455,960
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Tokyo Electric Power Co Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.
	Office Automation & Equipment - 0.02%
(20,347,711)	3/4/2019	Ricoh Co Ltd	301,618
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Ricoh Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.
	Photo Equipment & Supplies - 0.08%
(15,787,766)	3/4/2019	Konica Minolta Holdings Inc	1,329,127
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Konica Minolta Holdings Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.42%*.
	Television - 0.02%
2,934,753	3/4/2019	Nippon Television Holdings Inc	308,252
		Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Nippon Television Holdings Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.60%*.
	Total Japan		$2,611,065

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2016
Notional	Maturity		Unrealized
Amount	Date		Gain/(Loss)
	Total Return Swap Contracts (continued)
	Luxembourg - (0.07%)
	Retail - Discount - (0.07%)
$ 6,258,434	12/10/2018	B&M European Value Retail SA	$(1,279,843)
		Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of B&M European Value Retail SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%*.
	Total Luxembourg		$(1,279,843)

	South Korea - 1.47%
	Electronic Components - Semiconductors - 1.47%
68,647,599	3/4/2019	Samsung Electronics Co Ltd	24,635,374
		Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Samsung Electronics Co Ltd in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.90%*.
(14,075,178)	3/4/2019	SK Hynix Inc	1,222,205
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of SK Hynix Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.
			25,857,579
	Total South Korea		$25,857,579

	Spain - 0.05%
	Food - Retail - 0.02%
(5,930,747)	2/25/2019	Distribuidora Internacional de Alimentacion SA	372,804
		Agreement with Morgan Stanley, dated 01/01/2012 to deliver the total return of the shares of Distribuidora Internacional de Alimentacion SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.
	Satellite Telecommunications - 0.03%
10,345,023	2/25/2019	Cellnex Telecom SAU	494,230
		Agreement with Morgan Stanley, dated 02/25/2014 to receive the total return of the shares of Cellnex Telecom SAU in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%*.
	Total Spain		$867,034

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2016
Notional	Maturity		Unrealized
Amount	Date		Gain/(Loss)
	Total Return Swap Contracts (continued)
	Switzerland - 0.47%
	Retail - Jewelry - 0.47%
$(16,208,396)	5/8/2017	Cie Financiere Richmont SA	$2,784,587
		Agreement with Morgan Stanley, dated 05/08/2015 to deliver the total return of the shares of Cie Financiere Richmont SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.35%*.
(23,520,827)	12/10/2018	Swatch Group AG	5,425,557
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Swatch Group AG in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.25%*.
			8,210,144
	Total Switzerland		$8,210,144

	Taiwan - 0.01%
	Computers - (0.06%)
(3,797,263)	3/4/2019	Foxconn Technology Co Ltd	(1,130,778)
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Foxconn Technology Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.32%*.
	Computers - Peripheral Equipment - 0.14%
(12,349,255)	3/4/2019	Innolux Display Corp	2,543,872
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.00%*.
	Electronic Components - Miscellaneous - 0.04%
(11,232,690)	3/4/2019	AU Optronics Corp	1,577,764
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of AU Optronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.75%*.
(26,071,826)	3/4/2019	Hon Hai Precision Industry Co Ltd	(1,048,425)
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Hon Hai Precision Industry Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2016
Notional	Maturity		Unrealized
Amount	Date		Gain/(Loss)
	Total Return Swap Contracts (continued)
	Taiwan (continued)
	Electronic Components - Miscellaneous (continued)
$ (3,879,264)	3/4/2019	United Microelectronics Corp	$152,452
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of United Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.
			681,791
	Metal Processors & Fabrications - (0.11%)
(12,115,816)	3/4/2019	Catcher Technology Co Ltd	(1,921,692)
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Catcher Technology Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.70%*.
	Total Taiwan		$173,193

	United Kingdom - 0.39%
	Food - Retail - 0.15%
(8,139,101)	12/10/2018	Sainsbury PLC	643,510
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Sainsbury PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%*.
(7,351,098)	12/10/2018	Tesco PLC	1,902,461
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Tesco PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%*.
			2,545,971
	Retail - Apparel / Shoes - 0.10%
(11,217,469)	12/10/2018	Next PLC	1,735,332
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Next PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%*.
	Retail - Major Department Store - 0.14%
(14,124,246)	12/10/2018	Marks & Spencer Group PLC	2,521,994
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Marks & Spencer Group PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%*.
	Total United Kingdom		$6,803,297

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2016
Notional	Maturity		Unrealized
Amount	Date		Gain/(Loss)
	Total Return Swap Contracts (continued)
	United States - 1.20%
	Web Portals / ISP - 1.20%
$70,832,489	3/4/2019	Alphabet Inc, Class A	$21,195,683
		Agreement with Morgan Stanley, dated 03/01/2012 to receive the total return of the shares of Alphabet Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%*.
	Total United States		$21,195,683
	Total Swap Contracts		$63,298,906

*	Financing rate is variable. Rate indicated is as of September 30, 2016.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (concluded)

September 30, 2016
Percentage of
Swap Contracts – By Industry	Net Assets (%)
Building Products – Doors & Windows	(0.09)
Commercial Banks Non-U.S.	(0.21)
Commercial Services – Finance	(0.02)
Computer Services	(0.02)
Computers	(0.06)
Computers – Peripheral Equipment	0.14
Electric – Integrated	0.14
Electronic Components – Miscellaneous	0.04
Electronic Components – Semiconductors	1.47
Food – Retail	0.34
Metal Processors & Fabrications	(0.11)
Office Automation & Equipment	0.02
Photo Equipment & Supplies	0.08
Retail – Apparel / Shoes	0.10
Retail – Discount	(0.07)
Retail – Jewelry	0.47
Retail – Major Department Store	0.14
Satellite Telecommunications	0.03
Television	0.02
Web Portals / ISP	1.20
Total Swap Contracts	3.61%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF FORWARD CURRENCY CONTRACTS

						September 30, 2016
	Settlement	Currency		Currency		Unrealized
Counterparty	Date	Sold	Contracts	Bought	Contracts	Gain / (Loss)
Forward Currency Contracts – 0.07%
Morgan Stanley & Co., Inc.	10/11/2016	CNH	445,526,684	USD	67,920,830	$1,216,564
Total Forward Currency Contracts						$1,216,564

CNH	Chinese Renminbi Yuan
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF FORWARD CURRENCY CONTRACTS (concluded)

September 30, 2016
Percentage of
Forward Currency Contracts – By Industry	Net Assets (%)
Currency	0.07
Total Forward Currency Contracts	0.07%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS

For the Year Ended
September 30, 2016
Investment Income
Dividends (net of foreign withholding tax of $466,795)	$20,353,699
Interest	7,011,438
Other	500
Total investment income	27,365,637
Expenses
Incentive Fee	34,154,646
Management fees	25,940,221
Dividends on securities sold, not yet purchased	15,729,301
Distribution and shareholder servicing fees - Class A Shares	12,287,649
Stock loan fees	11,810,478
Administration fees	1,257,312
Interest expense	664,796
Printing and mailing fees	477,345
Transfer agent fees	443,975
Professional fees	407,483
Custody fees	293,744
Insurance expense	168,456
Registration fees	95,396
Trustees’ fees	30,000
Miscellaneous expense	147,432
Total expenses	103,908,234
Net investment loss	(76,542,597)
Net realized and net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward currency contracts, purchased options and total return swaps
Net realized gain/(loss) from investment activities, foreign currency transactions, forward currency contracts, purchased options and total return swaps
Investment securities	39,646,127
Total return swaps	4,396,538
Foreign currency transactions	(738,942)
Purchased options	(1,822,926)
Forward currency contracts	(3,054,448)
Securities sold, not yet purchased	(30,893,991)
Net realized gain/(loss) from investment activities, foreign currency transactions,
forward currency contracts, purchased options and total return swaps	7,532,358
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward currency contracts, purchased options and total return swaps
Investment securities	240,176,362
Total return swaps	28,481,286
Forward currency contracts	1,216,564
Foreign currency transactions	(49,624)
Purchased options	(1,754,423)
Securities sold, not yet purchased	(51,061,200)
Net change in unrealized gain/(loss) from investment activities, foreign currency
transactions, forward currency contracts, purchased options and total return swaps	217,008,965
Net realized and net change in unrealized gain/(loss) from investment activities,
foreign currency transactions, forward currency contracts, purchased options and total return swaps	224,541,323
Net increase in net assets resulting from operations	$147,998,726

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2016	September 30, 2015
From operations:
Net investment loss	$(76,542,597)	$(48,380,918)
Net realized gain/(loss) from investment activities, foreign currency transactions, forward currency contracts, purchased options and total
return swaps	7,532,358	26,189,968
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward currency contracts, purchased
options and total return swaps	217,008,965	49,230,611
Net increase in net assets resulting from operations	147,998,726	27,039,661

Distributions to shareholders:

From net realized gain
Class A ($0.03053 and $0.48697 per share, respectively)	(3,876,783)	(57,080,054)
Class W ($0.03053 per share)	(114,031)	—
Net decrease in net assets resulting from distributions to
shareholders	(3,990,814)	(57,080,054)

From transactions in shares:
Proceeds from sales of shares
Class A	189,609,135	189,734,241
Class W	62,121,307	6,789,674
Total proceeds from sale of shares	251,730,442	196,523,915

Reinvestment of distributions
Class A	3,655,131	53,189,149
Class W	111,618	—
Total reinvestment of distributions	3,766,749	53,189,149

Payment for shares repurchased
Class A	(193,640,463)	(133,574,082)
Class W	(5,939,773)	—
Total payment for shares repurchased	(199,580,236)	(133,574,082)

Exchange of shares
Class A	(84,245,412)	—
Class W	84,245,412	—
Total exchange of shares	—	—

Net increase in net assets from transactions in shares	55,916,955	116,138,982

Net increase in net assets	199,924,867	86,098,589

Net assets at beginning of period	1,554,998,259	1,468,899,670

Net assets at end of period	$1,754,923,126	$1,554,998,259
Accumulated Undistributed Net Investment Loss	$(45,385,859)	$(194,243,535)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS

For the Year Ended
September 30, 2016
Cash flows from operating activities
Net increase in net assets resulting from operations	$147,998,726
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from sales of investments	1,643,658,242
Purchases of investments	(1,808,176,477)
Proceeds from securities sold short, not yet purchased	1,914,079,947
Cover of securities sold short, not yet purchased	(1,863,539,357)
Purchases of purchased options	(32,632,018)
Proceeds from purchased options	14,559,333
Proceeds from swap contracts*	4,396,538
Net payments from foreign currency transactions	(3,793,389)
Net realized gain from investment activities, foreign currency transactions, forward
currency contracts, purchased options and total return swaps	(7,532,358)
Net change in unrealized gain/(loss) from investments activities, foreign currency transactions, forward currency contracts, purchased options and total
return swaps	(217,008,965)
Net change in unrealized depreciation on foreign currency transactions	(49,624)
Changes in assets and liabilities related to operations:
Decrease in due from broker	43,807,526
Increase in receivable for investment securities sold	(122,333,115)
Increase in cash received from variation margin on swap instruments	(73,600,000)
Increase in dividends receivable	(671,823)
Increase in interest receivable	(217,240)
Increase in other assets	(5,069)
Decrease in due to broker	(2,218,849)
Increase in due to custodian	14,914,410
Increase in payable for investment securities purchased	80,220,420
Increase in variation margin received from swap instruments	73,600,000
Increase in accrued incentive fees	33,009,694
Increase in management fees payable	246,417
Increase in stock loan fee payable	269,196
Decrease in dividends payable on securities sold, not yet purchased	(469,215)
Increase in distribution and shareholders servicing fees payable	29,213
Increase in administration fees payable	64,050
Increase in professional fees payable	41,655
Decrease in other accrued expenses	(25,715)
Net cash used in operating activities	(161,377,847)

Cash flows from financing activities
Net proceeds from sale of shares	251,730,442
Distributions to shareholders	(224,065)
Withdrawals payable	45,808,464
Payment for shares repurchased	(199,580,236)

Net cash provided by financing activities	97,734,605

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS (concluded)

For the Year Ended
September 30, 2016
Net change in cash and cash equivalents	(63,643,242)

Cash and cash equivalents at beginning of period	123,635,081
Cash and cash equivalents at end of period	$59,991,839

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$645,454

Supplemental Disclosure of Non-Cash Financing Activities
Distributions to shareholders	$(3,990,814)
Reinvestment of distributions	$3,766,749

*	Proceeds from swap contracts reflects net proceeds received by the Fund from swap activity. Note 8 titled “Securities Transaction” in the section of the Financial Statements titled “Notes to Financial Statements” reflects the volume of swap activity.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding Shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon is registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes, i.e., leverage its assets. The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000 (including a sales load, if applicable). Minimum subsequent investments must be at least $5,000 (including a sales load, if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with brokers or dealers retained by Breakwater Group Distribution Services, LLC (formerly known as Breakwater Group, LLC) (the “Underwriter”) to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Class W Shares may be purchased through, and with funds drawn on, an investor’s “wrap-fee” account with a registered broker dealer or registered investment adviser retained by the Underwriter or the Adviser, as applicable. Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $ 2,100,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value) or otherwise satisfy the definition of a “qualified client” under the Investment Advisers Act of 1940. Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W Shares), and only as authorized by the Underwriter or the Fund, Class A Shares may be exchanged for Class W Shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transactions shall not be considered a repurchase from the Fund triggering a Fiscal Period (as defined below) end for purpose of calculation of the Incentive Fee (as defined below). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

Class A Shares are subject to a front-end sales charge and a distribution and shareholder servicing fee. Unlike Class A Shares, Class W Shares are not subject to any sales load or distribution and shareholder servicing fees. Class W Shares of the Fund are currently available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or a registered investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. The Adviser (or its affiliates) may also enter into agreements with registered investment advisers to allow them to transact in Class W Shares on behalf of their clients (such registered investment advisers shall be deemed “Selling Agents” as the context requires).

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

1. Organization (continued)

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “authoritative guidance”) requires the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Aggregate cumulative appreciation or depreciation, with the exception of the distribution and shareholder servicing fee, is allocated pro rata between Class A and Class W Shares based on the net asset value of each share class as compared to the Fund’s net asset value overall on a monthly basis. The distribution and shareholder servicing fee is allocated only to Class A Shares.

The Fund qualifies as an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies and, therefore, is applying the specialized accounting and reporting guidance in ASC Topic 946.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. Effective October 1, 2015, the Fund employs the specific identification method. Prior to that date, the Fund utilized the minimum tax basis cost method. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Equity securities (including listed warrants) traded or dealt in upon one or more domestic or foreign securities exchange are valued at their last reported composite sales prices as reported on such exchange(s). In the absence of any reported sale for a period of five consecutive business days, the price of a domestic or foreign exchange traded equity security will be deemed “stale” and such security valued at fair value.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above or below.

Domestic non-exchange traded equity securities and convertible bonds are valued at their last reported sales price. In the absence of any reported sale for a period of five consecutive business days, the price of a domestic non-exchange traded equity security will be deemed “stale” and such security valued at fair value.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Fixed income, municipal bonds and bank debt are valued using the bid prices obtained from two or more independent pricing agents. If two independent pricing agents are not available to provide bids, the bid quoted by a single independent pricing agent believed to be reliable will be used. If market quotations are not readily available, debt securities will be valued at fair value. Money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Adviser believes another valuation is more appropriate.

Options traded or dealt in upon one or more domestic or foreign securities exchange are valued at their last reported bid price as reported on such exchange(s). In the absence of any reported bid price for a period of five consecutive business days, the price of a domestic or foreign exchange traded option will be deemed “stale” and such security valued at fair value. Non-exchange traded options are valued using the midpoint of bid and ask prices obtained from an independent pricing agent. If an independent pricing agent is not able to obtain bid and ask prices, non-exchange traded options will be valued at fair value.

If market quotations are not readily available, portfolio securities will be valued at fair value.

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value, taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board.

The Fund follows authoritative guidance for fair value measurement. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund recognizes transfers into and out of levels indicated above at the end of the reporting period. There were no such transfers during the year ended September 30, 2016.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased, the Schedule of Swap Contracts and the Schedule of Forward Contracts.

The following table summarizes the fair value of assets and liabilities by the ASC 820 fair value hierarchy levels as of September 30, 2016.

				Balance
	Level 1	Level 2	Level 3	September 30, 2016
Assets
Investment Securities
Common Stocks	$2,015,229,187	$—	$—	$2,015,229,187
Convertible Bond	—	2,720,000	—	2,720,000
Short-Term Securities	129,885,506	—	—	129,885,506
Forward Currency Contracts	—	1,216,564	—	1,216,564
Purchased Options	14,255,523	239,814	—	14,495,337
Total Return Swaps	—	63,298,906	—	63,298,906
Total Assets	$2,159,370,216	$67,475,284	$—	$2,226,845,500

Liabilities
Securities Sold, Not Yet Purchased
Common Stocks	$656,289,134	$—	$—	$656,289,134
Exchange Traded Funds	34,547,567	—	—	34,547,567
Total Liabilities	$690,836,701	$—	$—	$690,836,701

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2016, $54,678,207 in cash equivalents were held in a BNY Mellon Money Market Account. Amounts typically exceed federally insured limits.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with authoritative guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund intends not to be subject to federal income tax on any net capital gain distributed to shareholders.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

2. Significant Accounting Policies (continued)

e. Income Taxes (continued)

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2016, the Fund had no deferred tax liability.

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

f. Due to/from Brokers and Custodian

Due to/from brokers consists of U.S. dollar cash balances held at the Fund’s prime brokers (Morgan Stanley & Co., Inc. and Credit Suisse Securities (USA) LLC). The Fund is charged interest on cash it borrows at agreed upon rates with its prime brokers. The amount due from broker primarily represents receivables for funds held by the broker which result from proceeds of short sales and cash proceeds from the unwind of swap positions. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business. Due to custodian consists of debit cash balances generated through trading activities held at the Fund’s custodian, The Bank of New York Mellon (the “Custodian”).

g. Variation Margin

Variation margin cash is paid or received daily from the Fund’s swap counterparty due to appreciation or depreciation in the fair market value of the Fund’s swap instruments.

For the year ended September 30, 2016, the average daily amount of such variation margin was $56,518,388 and the daily weighted average annualized interest rate was 0.30%. At September 30, 2016, the total amount of such variation margin was $73,600,000.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. For the year ended September 30, 2016, Management Fees totaled $25,940,221, of which $2,242,676 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

4. Incentive Fee (continued)

Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

Fiscal Period means each period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period for purposes of calculating the Incentive Fee due (if any) on Shares being tendered for repurchase.

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the year ended September 30, 2016, earned Incentive Fee amounted to $34,154,646, of which $33,009,694 remained payable at the end of the reporting period.

5. Distribution and Shareholder Servicing Fee

The Board has approved, and the Fund has adopted, a distribution and service plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and the related servicing of shareholders. Under the plan, Class A Shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of the Class A Shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees are accrued daily as an expense of the Fund. Class W Shares of the Fund are not subject to the Distribution and Shareholder Servicing Fees.

For the year ended September 30, 2016, Distribution and Shareholder Servicing Fees amounted to $12,287,649. At September 30, 2016, $1,023,344 remained payable and is included in the accompanying Statement of Assets and Liabilities.

6. Administration Fee, Related Party Transactions and Other

BNY Mellon serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund and is paid a minimum of $20,000 per annum for such services. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses. At September 30, 2016, $282,783 of administration fees remained payable, representing three months worth of such fees.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

6. Administration Fee, Related Party Transactions and Other (continued)

The Bank of New York Mellon (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

The Fund’s distributor is Breakwater Group Distribution Services LLC (formerly known as Breakwater Group, LLC) (“Breakwater”). Alkeon is the non-managing member of Breakwater. Breakwater (previously defined as the “Underwriter”), an underwriter under the federal securities laws, serves as underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the underwriter’s distribution agreement with the Fund, the Underwriter may retain unaffiliated brokers or dealers (i.e. “Selling Agents”) to assist in the distribution of Shares. As described in Note 5 above and in the Fund’s prospectus, Distribution and Shareholder Servicing Fees are used to compensate Selling Agents and are generally not retained by Breakwater.

Each Independent Trustee receives an annual retainer of $15,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation. Effective for fiscal year 2017, the annual retainer for each Independent Trustee will increase to $30,000.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

8. Securities Transactions

Aggregate purchases and sales of investment securities for the year ended September 30, 2016, amounted to $1,808,176,477 and $1,643,658,242, respectively. Aggregate proceeds received and paid for securities sold, not yet purchased for the year ended September 30, 2016, amounted to $1,914,079,947 and $1,863,539,357, respectively.

Aggregate purchases and sales of total return swap contracts held long for the year ended September 30, 2016, amounted to $131,988,341 and $195,179,404, respectively. Aggregate proceeds received and paid for total return swap contracts held short for the year ended September 30, 2016, amounted to $285,780,214 and $214,542,762, respectively.

Aggregate purchases and sales of purchased options for the year ended September 30, 2016, amounted to $32,632,018 and $14,559,333, respectively.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33⅓ percent of the Fund’s total assets.  Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

9. Borrowings (continued)

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Fund’s investment program makes frequent use of leverage.

For the year ended September 30, 2016, the average daily amount of such borrowings was $3,584,909 and the daily weighted average annualized interest rate was 9.21%. At September 30, 2016, the total amount of such borrowings was $84,400.

10. Transactions in Shares

Transactions in Shares were as follows:

	For the Year Ended		For the Year Ended
	September 30, 2016 Shares		September 30, 2015 Shares
	Class A	Class W	Class A	Class W
Shares at the beginning of the year	123,341,156	672,718	115,080,053	—
Shares sold	14,469,442	6,318,641	14,301,592	672,718
Shares reinvested	271,152	11,062	4,110,444	—
Shares repurchased	(14,586,762)	(587,936)	(10,150,933)	—
Shares exchanged *	(6,564,181)	8,767,350	—	—
Net increase (decrease)	(6,410,350)	14,509,117	8,261,103	672,718
Shares at the end of the year	116,930,806	15,181,835	123,341,156	672,718
____________________

*	$84,245,412 represents the value of Class A and W Shares exchanged, in the aggregate. Different Share amounts are due to different net asset values between the Share classes.

As of September 30, 2016, the Investment Adviser and its affiliates own 10,509.793 Class A Shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

costs, where in the case of a short sale, there is no limit on the loss that may be incurred. Moreover, the amount of any gain achieved through a short sale will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain.

The Fund’s short sales have the additional effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure. Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per share. During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Fund’s ability to implement its investment strategy.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/ (depreciation) on swap contracts is reflected on the Statement of Operations and Schedule of Swap Contracts within these financial statements. The net change in unrealized appreciation/(depreciation) on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/(depreciation) from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund. The SEC recently proposed rules that would change the foregoing process for covering senior securities. The rules have not yet been adopted. While the ultimate impact is not yet clear, these changes, as proposed, could restrict, and/or impose additional costs or other burdens upon, the Fund’s participation in derivatives transactions and short sales.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

The Fund may also invest in convertible bonds.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At September 30, 2016, the fair value of the above-mentioned investments was $2,720,000.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

At September 30, 2016, the fair value of the above-mentioned investments was $(34,547,567).

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk (continued)

of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

At September 30, 2016, the fair value of the above-mentioned investments was $129,885,506.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security).

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities. Total return swaps are non-income producing instruments.

At September 30, 2016, the fair value of the above-mentioned investments was $63,298,906.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Call and Put Options on Individual Securities (continued)

is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk.

At September 30, 2016, the fair value of the above-mentioned investments was $14,495,337.

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/(depreciation) from investment activities and foreign currency transactions on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Fund may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes to pursue its investment objective. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the US dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligations under the forward contract.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

f. Foreign Currency Transactions (continued)

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

At September 30, 2016, the fair value of the above-mentioned investments was $1,216,564.

12. Balance Sheet Offsetting

In the normal course of business the Fund has entered into derivative transactions subject to an enforceable master netting agreement. The netting agreement allows the Fund and the counterparty to make net payments in respect of all transactions in the same currency, settling on the same date. The Fund posts cash as collateral with the Custodian for the counterparty and is held by the Custodian in a segregated account and its use is restricted.

Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of each swap’s underlying security. Variation margin is recorded as a payable or receivable on the Statement of Assets and Liabilities. The variation margin does not represent collateral posted for the swap instruments. The variation margin serves as an indication of appreciation/depreciation as calculated by the swap counterparty and does not represent net unrealized appreciation on total return swaps as presented in the Statement of Assets and Liabilities. At September 30, 2016 the total amount of such variation margin was $73,600,000.

In the event of default (i.e., the Fund a) fails to post said collateral, b) fails to comply with any restrictions or provisions, or c) fails to comply with or perform any agreement or obligation), then the counterparty has the right to set-off any amounts payable by the Fund with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty has the right to liquidate, sell, pledge, re-hypothecate, or dispose of such posted collateral to satisfy any outstanding obligations.

The table below presents the swap contracts that are set-off, if any, as well as collateral delivered, related to those swap contracts as of September 30, 2016.

Offsetting of Financial Assets and Derivative Assets

				Gross Amounts Not
		Gross Amounts		Offset in the Statement
		Offset in the	Net Amounts	of Assets and Liabilities
	Gross Amount	Statement of	of Assets Presented		Cash
	of Recognized	Assets and	in the Statement of	Financial	Collateral	Net
	Assets	Liabilities	Assets and Liabilities	Instruments	Received	Amount
Total return swaps	$77,450,725	$(14,151,819)	$63,298,906	$—	$—	$—
Forward currency contracts	$1,216,564	$—	$1,216,564	$—	$—	$—
Purchased options	$14,495,337	$—	$14,495,337	$—	$—	$—

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

12. Balance Sheet Offsetting (continued)

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts Not
		Gross Amounts	Net Amounts	Offset in the Statement
		Offset in the	of Liabilities	of Assets and Liabilities
	Gross Amount	Statement of	Presented in the		Securities
	of Recognized	Assets and	Statement of Assets	Financial	Collateral	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged (a)	Amount
Total return swaps	$14,151,819	$(14,151,819)	$—	$—	$113,086,333	$—
____________________

(a)	Collateral pledged to counterparty is based off of notional exposure. The $113,086,333 pledged to a counterparty related to derivatives trading activities is included in investments in securities under short-term securities.

The fair value of derivative instruments as of September 30, 2016 was as follows:

Derivatives not		Fair Value
accounted for		on the Statement of
as hedging		Assets and
instruments	Notional	Liabilities
Total return swaps—Long	$164,514,741	$44,973,378
Total return swaps—Short	(338,957,765)	18,325,528
Forward currency contracts	67,920,830	1,216,564
Purchased options	16,249,760	14,495,337
Total	$(90,272,434)	$79,010,807

Effect of derivative instruments trading activities for the year ended September 30, 2016:

		Net change in
Derivatives not	Realized gain/(loss)	unrealized gain/(loss)
accounted for	recognized on the	recognized on the
as hedging	Statement of	Statement of
instruments	Operations	Operations
Total return swaps—Long	$(11,216,839)	$57,264,877
Total return swaps—Short	15,613,337	(28,783,591)
Forward currency contracts	(3,054,448)	1,216,564
Purchased options	(1,822,926)	(1,754,423)
Total	$(480,836)	$27,943,427

13. Federal Income Tax Information

At September 30, 2016, the aggregate cost and proceeds for Federal income tax purposes of portfolio investments and securities sold, not yet purchased was $1,754,917,081, and $742,173,658, respectively. For Federal income tax purposes, at September 30, 2016, accumulated net unrealized gain on portfolio investments was $407,412,949, consisting of $433,241,116 gross unrealized gain and $25,828,167 gross unrealized loss. The accumulated net unrealized loss on securities sold, not yet purchased, was $51,336,957, consisting of $42,923,557 gross unrealized gain and $94,260,514 gross unrealized loss. The difference between book basis and tax basis unrealized gain on portfolio investments is primarily attributable to cumulative loss deferrals on wash sales. The difference between book basis and tax basis unrealized loss on securities sold, not yet purchased is primarily attributable to loss deferrals on unsettled short positions, straddles and wash sales.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

13. Federal Income Tax Information (continued)

During the year ended September 30, 2016, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses and loss deferrals on unsettled short positions; (3) net deferral of qualified late year losses; (4) deferred straddle losses and (5) net operating losses. Listed below is a reconciliation of net increase in net assets resulting from operations to taxable gain for the fiscal year ended September 30, 2016.

Net increase in net assets resulting from operations	$147,998,726
Net change in unrealized gain/(loss) from investment activities and foreign
currency transactions	(217,008,965)
Book/tax difference due to wash sale losses deferred	11,275,951
Book/tax difference due to unsettled short positions	5,578,170
Current year net operating losses	62,429,347
Current year qualified late-year ordinary loss deferral	44,169,295
Prior year qualified late-year ordinary loss reversal	(28,139,526)
Prior year qualified late-year capital loss reversal	(8,766,101)
Book/tax difference due to straddle loss deferrals	3,689,659
Other book-tax differences	1,216,564
Taxable Gain (1)	$22,443,120
____________________
(1)

The Fund’s taxable gain is an estimate and will not be finally determined until the Fund files its tax return for the year ended September 30, 2016. Therefore, the final taxable income may be different than the estimate.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to the write-off of net investment loss. For the year ended September 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase Undistributed Net	Decrease Accumulated
Decrease Paid-in-Capital	Investment Income/(Loss)	Realized Gain/(Loss)
$(168,559,491)	$225,400,273	$(56,840,782)

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2012 through 2015, and has concluded that no provision for income tax is required in the Fund’s financial statements. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules including the unlimited carryover of future capital losses. In general, the provisions of the Act became effective for the Fund’s fiscal year beginning after October 31, 2011.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

During the year ended September 30, 2016, the tax character of the dividends paid by the Fund was $3,990,814 long-term capital gains.

14. Financial Highlights

The following table includes selected data for a share outstanding throughout the periods shown. Effective November 1, 2012, the Fund’s fiscal year end was changed from October 31 to September 30. Fiscal period end September 30, 2013 was the first since the Fund changed its fiscal year end from October 31 to September 30.

	Class A
	For the	For the	For the	For the	For the
	Year	Year	Year	Eleven Months	Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2016	September 30, 2015	September 30, 2014	September 30, 2013	October 31, 2012
Net asset value per Share,
beginning of period	$12.56	$12.76	$13.06	$11.33	$11.13
Income from investment operations (a):
Net investment income/(loss)	(0.58)	(0.40)	(0.38)	(0.75)	(0.59)
Net realized and net change
in unrealized gain/(loss)
from investment activities,
foreign currency transactions,
forward currency contracts,
purchased options and total
return swaps	1.72	0.69	0.14	2.48	0.85
Total income/(loss) from
investment operations	1.14	0.29	(0.24)	1.73	0.26
Distributions to shareholders:
Realized capital gains	(0.03)	(0.49)	(0.06)	—	(0.06)
Total distributions to
shareholders	(0.03)	(0.49)	(0.06)	—	(0.06)
Net asset value per Share,
end of period	$13.67	$12.56	$12.76	$13.06	$11.33
Total return—gross (b) (c) (d)	11.20%	2.21%	(1.76%)	19.06%	2.93%
Total return—net (b) (c) (d)	9.08%	2.14%	(1.84%)	15.27%	2.38%
Ratios/supplemental data:
Net assets (dollars in thousands),
end of period	1,598,802	1,548,684	1,468,900	1,137,349	694,581
Average net assets (dollars in
thousands), end of period	1,634,591	1,596,336	1,408,062	931,507	519,202
Ratio of expenses to average net
assets (d) (e)	6.03%	4.02%	3.99%	7.99%	5.68%
Ratio of expenses without
incentive fee to average net
assets (d) (e)	4.07%	3.92%	3.97%	4.01%	5.03%
Ratio of incentive fee to average
net assets (c) (d)	1.96%	0.10%	0.02%	3.98%	0.65%
Ratio of expenses without
incentive fee, dividend &
interest expense and security
trading related expenses to
average net assets (d) (e)	2.44%	2.46%	2.49%	2.50%	2.58%
Ratio of net investment income/
(loss) to average net assets
(d) (e)	(4.45%)	(3.04%)	(2.87%)	(6.84%)	(4.57%)
Portfolio turnover on investments
in securities (c)	86%	85%	113%	127%	97%
Average debt ratio (e)	0.21%	1.35%	0.16%	0.21%	0.03%
Average commission rate paid	$0.02	$0.02	$0.02	$0.02	$0.02

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

14. Financial Highlights (continued)

	Class W
		For the period
		April 1, 2015
	For the	(date of
	Year	inception)
	Ended	through
	September 30,	September 30,
	2016	2015
Net asset value per Share, beginning of period	$9.39	$10.00
Income from investment operations (a):
Net investment income/(loss)	(0.40)	0.21
Net realized and net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward currency contracts,
purchased options and total return swaps	1.33	(0.82)
Total income/(loss) from investment operations	0.93	(0.61)
Distributions to shareholders:
Realized capital gains	(0.03)	—
Total distributions to shareholders	(0.03)	—
Net asset value per Share, end of period	$10.29	$9.39
Total return—gross (b) (c) (d)	11.36%	(7.80%)
Total return—net (b) (c) (d)	9.92%	(6.10%)
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	156,121	6,314
Average net assets (dollars in thousands), end of period	95,122	3,288
Ratio of expenses to average net assets (d) (e)	5.62%	0.20%
Ratio of expenses without incentive fee to average net assets (d) (e)	3.34%	3.56%
Ratio of incentive fee to average net assets (c) (d)	2.28%	(3.36%)
Ratio of expenses without incentive fee, dividend & interest expense and
security trading related expenses to average net assets (d) (e)	1.68%	1.70%
Ratio of net investment income/(loss) to average net assets (d) (e)	(4.05%)	0.94%
Portfolio turnover on investments in securities (c)	86%	85%
Average debt ratio (e)	0.21%	1.35%
Average commission rate paid	$0.02	$0.02
____________________

(a)	Per Share amounts presented are based on monthly Shares outstanding throughout the period indicated.

(b)	Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

(e)	Annualized for periods of less than one year.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2016 (continued)

15. Subsequent Events

Subsequent to September 30, 2016, and through November 21, 2016, the Fund had capital subscriptions of $21,505,174 and $5,560,194 in Class A shares and Class W shares, respectively.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending December 31 and June 30. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor, or calling collect (212) 716-6840, or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: Certain tax information regarding the Fund is required to be provided to shareholders based upon its income and distributions for the taxable year ended September 30, 2016. The information and distributions reported herein may differ from information reported on Form 1099 for the calendar year ended December 31, 2015 and December 31, 2016. If during the year you would like information on estimated capital gains, please contact the Fund at (212) 716-6840.

The Fund reports the following items with regard to distributions paid during the fiscal year ended September 30, 2016. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Consideration and Renewal of Investment Advisory Agreement

At a meeting held in person on September 15, 2016, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and the Adviser, including comparative performance information, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s managing member, in managing funds and accounts with the same strategy (and similar strategies)as that of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited) (continued)

obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as sole member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

(b) Investment Performance of the Fund and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by the Adviser for those investment vehicles, such as the Fund, managed by Mr. Panayotis (“Takis”) Sparaggis, the principal portfolio manager of the Fund and the lead member of the Adviser’s Investment Team. With respect to the Fund, the Trustees observed that the Fund’s investment performance during calendar year 2015 had outperformed the MSCI World and MSCI All Country World Indexes.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carry-forward account. The Board considered the mechanics of the incentive fee, noting that it will continue to be paid (if earned) at the close of the Fund’s fiscal year, as well as each time the Fund conducts a share repurchase offer and the incentive fee has been earned, but only with respect to the portion of the Fund’s assets subject to repurchase (i.e., only shareholders who tender their shares pay any incentive fee). The Trustees further noted that any incentive fee is calculated and accrued daily as a liability of the Fund and this is reflected in the Fund’s net asset value on a daily basis. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with fees and expenses of other similar closed-end, continuously-offered single manager 1940 Act-registered products, as well as fees of other funds and accounts advised or sub-advised by Alkeon. While the Board noted that the Fund’s expense ratio was modestly higher than the median ratio of the peer group presented in the materials, the Board was satisfied that the proposed fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also observed that a 2%/20% management fee/incentive fee combination was commonly charged by alternative fund managers, noting the lower 1.50% management fee charged by the Adviser to the Fund. Based on its review, the Board concluded that the level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

(d) The Extent to Which Economies of Scale Would be Realized as the Closed-End Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees did not consider that economies of scale had yet been realized sufficient to consider the effect, if any, on fees, noting in this connection that Fund assets did not rise significantly year over year. The Trustees determined that they would revisit this issue as appropriate.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited) (concluded)

(e) Other Benefits

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Trustees and Officers

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI), which is available without charge, upon request, by calling collect (212) 716-6840.

Independent Trustees

Number of
				Portfolios	Other
			Principal	in Fund	Trusteeships/
	Position(s)	Term of Office	Occupation(s)	Complex*	Directorships
	with the	and Length of	During Past	Overseen by	Held by
Name and Age	Fund	Time Served	5 Years	Trustee	Trustee
William F. Murphy, 58	Trustee	Indefinite/Since Inception	Agent, Coldwell Banker Residential (real estate firm, 2015 to Present); Portfolio Manager, Bay Hill Capital Management, LLC (investment management firm, 2010-2011).	One	None
Jorge Orvananos, 48	Trustee	Indefinite/Since Inception	Principal Engineer and Founder, Geometric & Financial Research LLC (financial advisory firm, 2010-Present); Analyst, HealthCor Management, L.P. (investment management firm).	One	None

The address of each independent Trustee is 350 Madison Avenue, 20th Floor, New York, New York 10017.

*

“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (continued)

Interested Trustees*

Number of
				Portfolios	Other
			Principal	in Fund	Trusteeships/
	Position(s)	Term of Office	Occupation(s)	Complex*	Directorships
	with the	and Length of	During Past	Overseen by	Held by
Name and Age	Fund	Time Served	5 Years	Trustee	Trustee
Gregory D. Jakubowsky, 44	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Mainsail Group, LLC (broker-dealer, 2003 to 2015); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One	None
____________________

*	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to, among other things, his position as an officer of the Fund.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (concluded)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Number of
			Principal	Portfolios
	Position(s)	Term of Office	Occupation(s)	in Fund
	with the	and Length of	During Past	Complex
Name and Age	Fund	Time Served	5 Years	Overseen
Gregory D. Jakubowsky, 44	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Mainsail Group, LLC (broker-dealer, 2003 to 2015); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).
One
George Mykoniatis, 46	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Compliance Officer, Mainsail Group, LLC (broker-dealer, 2002 to 2015); Principal, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
Jennifer Shufro, 41	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since March 2015	Managing Director, Alkeon Capital Management, LLC (investment management firm, 2012 to Present); Chief Compliance Officer, SilverBay Capital Management LLC (investment management firm, 2015 to Present).	One

The address of each Officer is 350 Madison Avenue, 20th Floor, New York, New York 10017.

ACAP STRATEGIC FUND
PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC
(“SilverBay”)
PRIVACY POLICY

SilverBay, the investment adviser to ACAP Strategic Fund, does not disclose nonpublic personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties other than as described below. This Privacy Policy sets forth the policies of SilverBay with respect to the collection, sharing and protection of non-public personal information of SilverBay’s clients, former clients, client’s investors, prospective clients’ investors and former clients’ investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Policy carefully to understand what SilverBay does.

SilverBay collects personal information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Jennifer Shufro at (212) 716-6575.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees (the "Board") has determined that Jorge Orvananos is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the "Audit Committee") and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $97,500 for 2016 and $94,500 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $21,000 for 2016 and $21,000 for 2015. These services related to the review of the Registrant's semi-annual, unaudited financial statements.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,388 for 2016 and $0 for 2015. This represents tax work related to annual audited financial statements, the fund’s tax filings as required by the Internal Revenue Service, and tax planning advice.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)

The Registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, (i) all audit and non–audit services that the Registrant's independent auditors provide to the Registrant and (ii) all non-audit services that the Registrant's independent auditors provide to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the registrant are $10,388 for 2016 and $0 for 2015.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Registrant to SilverBay Capital Management LLC (the “Adviser”) as part of the Adviser’s management of the Fund pursuant to the advisory agreement between the Registrant and the Adviser. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Registrant. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Registrant) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund at (212) 716-6840 and (ii) at the SECs website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Notwithstanding the possibility of such a material conflict arising, the Adviser believes that it places the interests of client accounts ahead of the Adviser’s own interest by following ISS’s recommendations in such circumstances (unless directed otherwise by a client).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Panayotis ("Takis") Sparaggis serves as the Fund's principal Portfolio Manager and the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund's inception. Mr. Sparaggis is the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC ("Alkeon"), which is the sole member of the Adviser. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. ("CIBC WM") and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers ("OIA"), an investment management program offered by CIBC WM, and was then responsible for OIA's MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of September 30, 2016, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

			No. of Accounts
	Total		where Advisory	Total Assets in Accounts
Type of	No. of Accounts		Fee is Based on	where Advisory Fee is
Accounts	Managed	Total Assets	Performance	Based on Performance
Registered
Investment	1	$1,282,778,142	1	$1,282,778,142
Companies:
Other Pooled
Investment	10	$2,210,241,579	9	$2,194,915,721
Vehicles:
Other Accounts:	-	-	-	-

Potential Conflicts of Interests

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, "Other Accounts") may give rise to conflicts of interest that may disadvantage the Registrant. The Registrant has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Registrant’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Registrant, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Registrant and Other Accounts. Such persons will devote only so much of their time to the management of the Registrant’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Registrant’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Registrant, or vice versa. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Registrant.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis' compensation consists of periodic draws and the income from the profits of Alkeon, the sole member of the Adviser, derived by him as its controlling principal. The level of Alkeon's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Registrant and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

As of September 30, 2016, Mr. Sparaggis did not own directly any shares of the Fund. (This does not take into account Mr. Sparaggis' position as controlling principal of the Adviser's sole member.)

(b)       Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant's principal executive and principal financial officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ACAP Strategic Fund

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	11/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	11/29/2016

By (Signature and Title)*	/s/ George Mykoniatis
George Mykoniatis, Treasurer and Principal Financial Officer
(principal financial officer)

Date	11/29/2016

* Print the name and title of each signing officer under his or her signature.